Exhibit 99.2 Supplemental Financial Report First Quarter 2019 May 8, 2019 1Exhibit 99.2 Supplemental Financial Report First Quarter 2019 May 8, 2019 1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-lookingstatement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; the Company's liquidity, including its ability to continue to generate liquidity by more accelerated sales of certain lower yielding and non-core assets; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-lookingstatement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; the Company's liquidity, including its ability to continue to generate liquidity by more accelerated sales of certain lower yielding and non-core assets; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission. In addition, we believe that our investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings is useful to our investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Such impairment and losses may ultimately be realized, in part or full, upon a sale or monetization of the related investments and such realized losses would be reflected in Core Earnings. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted average (“W.A.”) number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission. In addition, we believe that our investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings is useful to our investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Such impairment and losses may ultimately be realized, in part or full, upon a sale or monetization of the related investments and such realized losses would be reflected in Core Earnings. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted average (“W.A.”) number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3

NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of March 31, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity balances include related equity participation interests CRE Debt Securities As of March 31, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBSbonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Lease Real Estate (or “Net Lease”) As of March 31, 2019, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance,utilities,maintenance capital expenditures and real estate taxes. Other As of March 31, 2019, the Company’s Other assets included direct investments in operating real estate, real estate acquired in settlement of loans (“REO”) and investments in real estate private equity interests (“Private Equity Interests” or “PE Interests”). 4 4NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of March 31, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity balances include related equity participation interests CRE Debt Securities As of March 31, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBSbonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Lease Real Estate (or “Net Lease”) As of March 31, 2019, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance,utilities,maintenance capital expenditures and real estate taxes. Other As of March 31, 2019, the Company’s Other assets included direct investments in operating real estate, real estate acquired in settlement of loans (“REO”) and investments in real estate private equity interests (“Private Equity Interests” or “PE Interests”). 4 4

TABLE OF CONTENTS Page I. Business Developments & Portfolio Highlights 6 II. Loan Portfolio 8 III. CRE Debt Securities 10 IV. Net Lease Real Estate 11 V. Other Real Estate 12 VI. Capitalization 13 VII. Appendix 15 5 5TABLE OF CONTENTS Page I. Business Developments & Portfolio Highlights 6 II. Loan Portfolio 8 III. CRE Debt Securities 10 IV. Net Lease Real Estate 11 V. Other Real Estate 12 VI. Capitalization 13 VII. Appendix 15 5 5

ColonyCredit REAL ESTATE

I. BUSINESS DEVELOPMENTS & HIGHLIGHTS

Business & Financial	▪ First quarter 2019 GAAP net income attributable to common stockholders of $14.9 million, or $0.11 per common share, and core earnings of $11.8 million, or $0.09 per diluted share. Excluding: (i) $35.5 million of realized losses related to completed foreclosure proceedings under a mezzanine loan; and (ii) $2.0 million of realized losses and transactions costs associated with the sale of real estate private equity interests: core earnings of $49.3 million, or $0.38 per diluted share. The Company already recorded a $35.5 million loan loss provision in 4Q 2018 in connection with this anticipated foreclosure[1] ▪ GAAP book value of $2.7 billion, or $20.86 per diluted share, as of March 31, 2019 ▪ Undepreciated book value of $2.9 billion, or $21.68 per diluted share, as of March 31, 2019 ▪ Declared and paid a monthly cash dividend of $0.145 per share of Class A common stock for January, February and March 2019. The dividend represents an annualized dividend of $1.74 per share of common stock, equating to an 11.0% annualized dividend yield based on the $15.85 closing price on May 6, 2019 ▪ Subsequent to quarter end, the Company's Board of Directors declared a monthly cash dividend of $0.145 per share of common stock for April and May 2019
Investment Activity	▪ During the first quarter, consummated or executed binding purchase and sale agreements for the sale of 89% of the Company's $161 million interests in real estate private equity funds for a sales price of approximately $142 million. Since December 2018, the Company has received approximately $63 million in cash proceeds, with the substantial portion of the remaining $79 million in proceeds anticipated in the second quarter of 2019 ▪ During the first quarter, allocated and initially funded $278 million and $225 million of capital, respectively, across eight investments ▪ Subsequent to quarter end, allocated and initially funded an additional $206 million and $184 million of capital, respectively, across three investments
Capitalization & Liquidity	▪ During the first quarter, completed a $35 million upsize under the accordion feature of the corporate revolving credit facility, increasing total commitments from $525 million to $560 million ▪ Subsequent to quarter end, amended two master repurchase facilities to allow for European investments concurrent with $200 million aggregate upsize; total master repurchase capacity now at approximately $2.3 billion, with approximately $1.2 billion of current excess capacity ▪ As of May 6, 2019, total corporate liquidity of approximately $346 million through cash-on-hand and availability under the corporate revolving credit facility

6

See footnotes in the appendix

Colony Credit REAL ESTATE

I. PORTFOLIO HIGHLIGHTS

($ in thousands, unless otherwise stated; as of March 31, 2019; at CLNC share)

Overview

$5.5 Billion Total At-Share Assets[1]	**11.0%** Annual Dividend Yield[2]
46% Debt-to-Assets[3]	**0.9x** Net-Debt-to-Equity[4]
$2.9 Billion Undepreciated Book Value[1]	**$21.68** / Undepreciated Book Value per Share

	Count	Undepreciated carrying value[1]	% of total	Undepreciated net carrying value*	% of total
Senior mortgage loans	49	$ 1,934,856	36%	$ 909,122	31%
Mezzanine loans	16	426,054	8%	426,054	14%
Preferred equity[9]	9	328,711	6%	328,711	11%
CRE debt securities[10]	53	383,680	7%	185,304	6%
Net lease real estate[11]	12	1,319,563	25%	513,551	17%
Other real estate [11]	41	847,980	16%	533,261	18%
Private equity interests**	6	101,923	2%	101,923	3%
Total portfolio	186	$ 5,342,768	100%	$ 2,997,927	100%

Property type[5]



Other[7] 5%
Retail 8%
Office 35%
Multifamily[6] 13%
Industrial 19%
Hotel 20%

Geography[5]



Southwest 7%
Other[8] <1%
Europe 11%
West 39%
Southeast 14%
Northeast 14%
Midwest 15%

* *Net carrying value represents carrying value net of any in-place investment-level financing as of March 31, 2019*

** *Approximately $85 million of proceeds anticipated to be received in the second quarter 2019 as a result of binding purchase and sale agreements*

7

See footnotes in the appendix

II. LOAN PORTFOLIO HIGHLIGHTS (As of March 31, 2019; at CLNC share) (5) Investment type Overview Preferred equity 12% (1) Total loan portfolio $2.7 billion Mezzanine Senior loans loans 16% 72% Total number of investments 74 (5) Property type Average loan size $36 million Industrial (6) Other 6% 8% Hotel 31% Retail 11% % Senior loans floating rate 88% Multifamily Office (2) 16% W.A. remaining term 28% 2.4 years (5) Geography Midwest (7) Other Europe (3) 3% <1% 7% W.A. extended remaining term 4.1 years Southwest 9% Southeast (4) 9% West W.A. unlevered all-in yield 8.2% 55% Northeast 17% 8 See footnotes in the appendix 8II. LOAN PORTFOLIO HIGHLIGHTS (As of March 31, 2019; at CLNC share) (5) Investment type Overview Preferred equity 12% (1) Total loan portfolio $2.7 billion Mezzanine Senior loans loans 16% 72% Total number of investments 74 (5) Property type Average loan size $36 million Industrial (6) Other 6% 8% Hotel 31% Retail 11% % Senior loans floating rate 88% Multifamily Office (2) 16% W.A. remaining term 28% 2.4 years (5) Geography Midwest (7) Other Europe (3) 3% <1% 7% W.A. extended remaining term 4.1 years Southwest 9% Southeast (4) 9% West W.A. unlevered all-in yield 8.2% 55% Northeast 17% 8 See footnotes in the appendix 8

II. LOAN PORTFOLIO OVERVIEW ($ in thousands; as of March 31, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 43 $ 1,703,824 $ 678,090 6.3% 1.9 3.9 Mezzanine loans 5 54,921 54 ,921 12.4% 0.8 2.7 Total / W.A. floating rate 48 1,7 58,746 733,011 6.4% 1.8 3.9 Fixed rate Senior mortgage loans 6 231,032 231,032 13.6% 1.6 3.8 Mezzanine loans 11 371,133 371,133 10.4% 1.8 3.2 (6) 93 28,711 328,711 11.0% 6.5 6.8 Preferred equity Total / W.A. fixed rate 26 930,876 930,876 11.4% 3.4 4.6 Total / W.A. 74 $ 1,6 2,689,621$ 8.2 63,887% 2.4 4.1 9 See footnotes in the appendix 9II. LOAN PORTFOLIO OVERVIEW ($ in thousands; as of March 31, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 43 $ 1,703,824 $ 678,090 6.3% 1.9 3.9 Mezzanine loans 5 54,921 54 ,921 12.4% 0.8 2.7 Total / W.A. floating rate 48 1,7 58,746 733,011 6.4% 1.8 3.9 Fixed rate Senior mortgage loans 6 231,032 231,032 13.6% 1.6 3.8 Mezzanine loans 11 371,133 371,133 10.4% 1.8 3.2 (6) 93 28,711 328,711 11.0% 6.5 6.8 Preferred equity Total / W.A. fixed rate 26 930,876 930,876 11.4% 3.4 4.6 Total / W.A. 74 $ 1,6 2,689,621$ 8.2 63,887% 2.4 4.1 9 See footnotes in the appendix 9

ColonyCredit REAL ESTATE

III. CRE DEBT SECURITIES

(As of March 31, 2019, unless otherwise stated; at CLNC share)

Overview

$519 million	Principal value[1]
$384 million	Carrying value[1]
$185 million	Net carrying value[2]
53	Number of investments[3]
6.4 years	W.A. remaining term[4]
7.1%	W.A. unlevered all-in yield[5]

Ratings Category[6]



"B-Piece" Investments 37%
BBB- 56%
BB | B 7%

Vintage[6]



Investment grade
Non-investment grade
"B-Piece" investments
% of Portfolio
30%
25%
20%
15%
10%
5%
0%
9%
0%
13%
6%
18%
24%
21%
9%
2011
2012
2013
2014
2015
2016
2017
2018
Vintage Year

10

See footnotes in the appendix

ColonyCredit REAL ESTATE

IV. NET LEASE REAL ESTATE

($ and square feet in thousands; as of March 31, 2019, unless otherwise stated; at CLNC share)

	Number of buildings	Rentable square feet	Undepreciated carrying value[1]	Undepreciated net carrying value[2]	Q1 NOI[3]	Annualized Q1 NOI[4]	W.A. % leased at end of period[5]	W.A. remaining lease term (years)[6]
Industrial	47	11,577	$ 768,682	$ 261,732	$ 12,640	$ 50,561	96%	9.8
Office	30	2,133	481,757	226,833	6,610	26,441	96%	8.9
Retail	10	468	69,124	24,986	1,290	5,159	100%	5.3
Total / W.A.	87	14,178	1,319,563	513,551	$ 20,540	$ 82,161	96%	9.2
Accumulated depreciation and amortization			(61,515)	(61,515)				
Total / W.A., net			$ 1,258,048	$ 452,036				

Property type[7]



Retail
5%
Office
37%
Industrial
58%

Geography[7]



Northeast
5%
Southeast
15%
Midwest
28%
Europe
26%
West
26%

W.A. remaining lease term[6][7]



<1.0 yr
3%
3.1 - 4.0 yrs
42% *
+5.0 yrs
51%
4.1 - 5.0 yrs
4%

* *Approximately 87% is related to industrial net lease properties*

11

See footnotes in the appendix

Colony Credit REAL ESTATE

V. OTHER REAL ESTATE

($ and square feet in thousands; as of March 31, 2019, unless otherwise stated; at CLNC share)

	Number of buildings	Rentable square feet	Undepreciated carrying value[1]	Undepreciated net carrying value[2]	Q1 NOI / EBITDA[3]	Annualized Q1 NOI / EBITDA[4]	W.A. % leased at end of period[5]	W.A. remaining lease term (years)[6]
Office	44	4,071	$ 479,880	$ 289,905	$ 6,473	$ 25,892	84%	3.8
Multifamily[7]	113	n/a	213,819	110,575	3,529	14,117	91%	n/a
Hotel	3	n/a	122,007	100,507	2,150	8,600	68%	n/a
Retail	5	965	32,274	32,274	369	1,475	64%	2.5
Total / W.A.	165	5,036	847,980	533,261	$ 12,521	$ 50,084	83%	3.7
Accumulated depreciation and amortization			(51,484)	(51,484)				
Total / W.A., net			$ 796,496	$ 481,777				

Property type[8]


Retail
4%
Hotel
14%
Office
57%
Multifamily(7)
25%

Geography[8]


Southwest
9%
West
4%
Northeast
20%
Midwest
38%
Southeast
29%

W.A. remaining lease term[6][8]


<1.0 yr
<1%
1.1 - 2.0 yrs
25%
+5 yrs
25%
2.1 - 3.0 yrs
8%
3.1 - 4.0 yrs
6%
4.1 - 5.0 yrs
36%

12

See footnotes in the appendix

VI. CAPITALIZATION HIGHLIGHTS (As of March 31, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure CMBS credit facilities Total capitalization Securitization bonds $5.3 billion 4% (excluding cash) payable Corporate revolving 1% credit facility 4% (1) Total outstanding debt $2.6 billion Master repurchase facilities 18% Corporate revolving credit $306 million ($560 million maximum facility availability facility availability) As of May 6, 2019 Master repurchase facilities $1.2 billion ($2.3 billion maximum availability facilities availability) As of May 6, 2019 Stockholders' Mortgage debt (5) equity 21% (2) 52% Net debt-to-equity ratio 0.9x Total capitalization (3) Blended cost of financing 4.53% $5.3 billion 13 See footnotes in the appendix 13VI. CAPITALIZATION HIGHLIGHTS (As of March 31, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure CMBS credit facilities Total capitalization Securitization bonds $5.3 billion 4% (excluding cash) payable Corporate revolving 1% credit facility 4% (1) Total outstanding debt $2.6 billion Master repurchase facilities 18% Corporate revolving credit $306 million ($560 million maximum facility availability facility availability) As of May 6, 2019 Master repurchase facilities $1.2 billion ($2.3 billion maximum availability facilities availability) As of May 6, 2019 Stockholders' Mortgage debt (5) equity 21% (2) 52% Net debt-to-equity ratio 0.9x Total capitalization (3) Blended cost of financing 4.53% $5.3 billion 13 See footnotes in the appendix 13

ColonyCredit REAL ESTATE

VI. CAPITALIZATION OVERVIEW

($ in thousands; as of March 31, 2019; at CLNC share)

	Maximum availability	Recourse vs. Non-recourse[1]	W.A. extended maturity[2]	W.A. contractual interest rate[2]	W.A. all-in COF[2][3]	Outstanding debt (UPB)[4]
Corporate debt						
Corporate revolving credit facility	$560,000	Recourse	Feb-23	L + 2.25%	4.74%	$214,000
Investment-level debt						
Mortgage debt – net lease (fixed)		Non-recourse	Oct-27	4.33%	4.33%	747,087
Mortgage debt – net lease (floating)		Non-recourse	Apr-21	L + 2.49%	4.98%	58,925
Mortgage debt – other real estate (fixed)		Non-recourse	Jul-24	4.56%	4.56%	262,093
Mortgage debt – other real estate (floating)		Non-recourse	Aug-23	L + 3.57%	6.07%	52,626
Master repurchase facilities *	$2,050,000	Limited recourse	Jun-22	L + 2.08%	4.58%	972,897
CMBS credit facilities[5]		Recourse	N/A	L + 1.19%	3.68%	198,376
Securitization bonds payable		Non-recourse	Jun-31	L + 4.20%	6.69%	52,838
Total / W.A. debt (CLNC share)			**Aug-24**		**4.53%**	**$2,558,841**

	Book value
Stockholders' equity	$2,679,929
Noncontrolling interests in the Operating Partnership	64,968
Total book value of common equity (CLNC share)	**2,744,897**
Total capitalization	**$5,303,738**

**Maximum availability under master repurchase facilities increased to approximately $2.3 billion subsequent to the first quarter 2019*

14

See footnotes in the appendix

VII. APPENDIX 15VII. APPENDIX 15

VII. IMPORTANT NOTE REGARDING FINANCIAL STATEMENTS

Colony Credit REAL ESTATE

Colony Credit Real Estate was formed on January 31, 2018, through the combination of a select commercial real estate debt and credit real estate portfolio of Colony Capital, Inc. ("Colony Capital Investment Entities") with substantially all of the assets and liabilities of NorthStar Real Estate Income Trust, Inc. and all of the assets and liabilities of NorthStar Real Estate Income II, Inc. As a result, the statements of operations for the three month period ending March 31, 2018, represents only the results of operations for the Colony Capital Investment Entities, the Company's accounting predecessor, on a stand-alone basis from January 1, 2018 through January 31, 2018, and the results of Colony Credit Real Estate following January 31, 2018. As a result, comparisons of the Company's period to period accompanying consolidated financial information may not be meaningful.

16

VII. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of March 31, 2019 unless otherwise stated) March 31, 2019 (Unaudited) December 31, 2018 Assets $ 89,916 $ 77,317 Cash and cash equivalents Restricted cash 107,441 110,146 Loans and preferred equity held for investment, net 1,998,493 2,020,497 Real estate securities, available for sale, at fair value 239,559 228,185 Real estate, net 2,049,009 1,959,690 Investments in unconsolidated ventures ($101,923 and $160,851 at fair value, respectively) 795,341 903,037 Receivables, net 55,948 48,806 Deferred leasing costs and intangible assets, net 150,868 134,068 Other assets 75,765 62,006 Mortgage loans held in securitization trusts, at fair value 3,142,448 3,116,978 Total assets $ 8,704,788 $ 8,660,730 Liabilities Securitization bonds payable, net $ 53,663 $ 81,372 Mortgage and other notes payable, net 1,193,918 1,173,019 Credit facilities 1,385,273 1,365,918 Due to related party 15,347 15,019 Accrued and other liabilities 125,169 106,187 Intangible liabilities, net 33,422 15,096 Escrow deposits payable 63,672 65,995 Dividends payable 19,083 18,986 Mortgage obligations issued by securitization trusts, at fair value 2,998,329 2,973,936 Total liabilities 5, 887,876 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, - - 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,513,280 and 83,410,376 shares issued and 1,285 834 outstanding as of March 31, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of March 31, 2019 and 45,000,000 shares - 444 authorized and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,899,669 2,899,353 Accumulated deficit (234,145) (193,327) Accumulated other comprehensive income (loss) 13,120 (399) Total stockholders’ equity 2,679,929 2,706,905 Noncontrolling interests in investment entities 72,015 72,683 Noncontrolling interests in the Operating Partnership 64,968 65,614 Total equity 2,816,912 2,845,202 Total liabilities and equity $ 8,704,788 $ 8,660,730 17 17VII. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of March 31, 2019 unless otherwise stated) March 31, 2019 (Unaudited) December 31, 2018 Assets $ 89,916 $ 77,317 Cash and cash equivalents Restricted cash 107,441 110,146 Loans and preferred equity held for investment, net 1,998,493 2,020,497 Real estate securities, available for sale, at fair value 239,559 228,185 Real estate, net 2,049,009 1,959,690 Investments in unconsolidated ventures ($101,923 and $160,851 at fair value, respectively) 795,341 903,037 Receivables, net 55,948 48,806 Deferred leasing costs and intangible assets, net 150,868 134,068 Other assets 75,765 62,006 Mortgage loans held in securitization trusts, at fair value 3,142,448 3,116,978 Total assets $ 8,704,788 $ 8,660,730 Liabilities Securitization bonds payable, net $ 53,663 $ 81,372 Mortgage and other notes payable, net 1,193,918 1,173,019 Credit facilities 1,385,273 1,365,918 Due to related party 15,347 15,019 Accrued and other liabilities 125,169 106,187 Intangible liabilities, net 33,422 15,096 Escrow deposits payable 63,672 65,995 Dividends payable 19,083 18,986 Mortgage obligations issued by securitization trusts, at fair value 2,998,329 2,973,936 Total liabilities 5, 887,876 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, - - 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,513,280 and 83,410,376 shares issued and 1,285 834 outstanding as of March 31, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of March 31, 2019 and 45,000,000 shares - 444 authorized and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,899,669 2,899,353 Accumulated deficit (234,145) (193,327) Accumulated other comprehensive income (loss) 13,120 (399) Total stockholders’ equity 2,679,929 2,706,905 Noncontrolling interests in investment entities 72,015 72,683 Noncontrolling interests in the Operating Partnership 64,968 65,614 Total equity 2,816,912 2,845,202 Total liabilities and equity $ 8,704,788 $ 8,660,730 17 17

VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data; as of March 31, 2019 unless otherwise stated) (Unaudited) Three Months Ended March 31, 2019 2018 Net interest income Interest income $ 38,409 $ 36,139 Interest expense (19,292) (7,415) Interest income on mortgage loans held in securitization trusts 38,476 25,865 Interest expense on mortgage obligations issued by securitization trusts (35,635) (24,278) Net interest income 21,958 30,311 Property and other income Property operating income 63,134 28,545 Other income 177 517 Total property and other income 63,311 29,062 Expenses Management fee expense 11,358 8,0 00 Property operating expense 28,180 11,719 Transaction, investment and servicing expense 529 30,941 Interest expense on real estate 13,607 6,3 93 Depreciation and amortization 27,662 18,792 Administrative expense (including $1,843 and $285 of equity-based compensation expense, respectively) 6,653 3,2 28 Total expenses 87,989 79,073 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net 1,029 497 Realized gain on mortgage loans and obligations held in securitization trusts, net 48 - Other gain (loss), net (5,079) 465 Loss before equity in earnings of unconsolidated ventures and income taxes (6,722) (18,738) Equity in earnings of unconsolidated ventures 21,310 15,788 Income tax benefit 369 549 Net income (loss) 14, 957 (2,401) Net (income) loss attributable to noncontrolling interests: Investment entities 298 (2,370) Operating Partnership (347) 57 Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ 14,908 $ (4,714) Net income (loss) per common share – basic and diluted $ 0.11 $ (0.05) Weighted average shares of common stock outstanding – basic and diluted 127,943 98,662 18 18VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data; as of March 31, 2019 unless otherwise stated) (Unaudited) Three Months Ended March 31, 2019 2018 Net interest income Interest income $ 38,409 $ 36,139 Interest expense (19,292) (7,415) Interest income on mortgage loans held in securitization trusts 38,476 25,865 Interest expense on mortgage obligations issued by securitization trusts (35,635) (24,278) Net interest income 21,958 30,311 Property and other income Property operating income 63,134 28,545 Other income 177 517 Total property and other income 63,311 29,062 Expenses Management fee expense 11,358 8,0 00 Property operating expense 28,180 11,719 Transaction, investment and servicing expense 529 30,941 Interest expense on real estate 13,607 6,3 93 Depreciation and amortization 27,662 18,792 Administrative expense (including $1,843 and $285 of equity-based compensation expense, respectively) 6,653 3,2 28 Total expenses 87,989 79,073 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net 1,029 497 Realized gain on mortgage loans and obligations held in securitization trusts, net 48 - Other gain (loss), net (5,079) 465 Loss before equity in earnings of unconsolidated ventures and income taxes (6,722) (18,738) Equity in earnings of unconsolidated ventures 21,310 15,788 Income tax benefit 369 549 Net income (loss) 14, 957 (2,401) Net (income) loss attributable to noncontrolling interests: Investment entities 298 (2,370) Operating Partnership (347) 57 Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ 14,908 $ (4,714) Net income (loss) per common share – basic and diluted $ 0.11 $ (0.05) Weighted average shares of common stock outstanding – basic and diluted 127,943 98,662 18 18

VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT

ColonyCredit REAL ESTATE

(In thousands; as of March 31, 2019 unless otherwise stated) (Unaudited)

	Three Months Ended March 31, 2019					
	Loan portfolio	CRE debt securities	Net lease real estate	Other	Corporate	Total
Net interest income						
Interest income	$ 34,518	$ 4,254	$ -	$ -	$ (363)	$ 38,409
Interest expense	(13,350)	(1,783)	-	-	(4,159)	(19,292)
Interest income on mortgage loans held in securitization trusts	-	40,958	-	-	(2,482)	38,476
Interest expense on mortgage obligations issued by securitization trusts	-	(38,117)	-	-	2,482	(35,635)
Net interest income	21,168	5,312	-	-	(4,522)	21,958
Property and other income						
Property operating income	-	-	25,866	37,268	-	63,134
Other income	108	67	-	2	-	177
Total property and other income	108	67	25,866	37,270	-	63,311
Expenses						
Management fee expense	-	-	-	-	11,358	11,358
Property operating expense	-	-	4,934	23,246	-	28,180
Transaction, investment and servicing expense	504	-	46	246	(267)	529
Interest expense on real estate	-	-	9,245	4,362	-	13,607
Depreciation and amortization	-	-	13,250	14,412	-	27,662
Administrative expense (including $1,843 of equity-based compensation expense)	371	387	58	28	5,809	6,653
Total expenses	875	387	27,533	42,294	16,900	87,989
Other income (loss)						
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	666	-	-	363	1,029
Realized gain on mortgage loans and obligations held in securitization trusts, net	-	48	-	-	-	48
Other gain (loss), net	-	(4,070)	223	(1,232)	-	(5,079)
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	**20,401**	**1,636**	**(1,444)**	**(6,256)**	**(21,059)**	**(6,722)**
Equity in earnings of unconsolidated ventures	22,020	-	-	(710)	-	21,310
Income tax benefit (expense)	(13)	-	2,830	(2,066)	(382)	369
Net income (loss)	**42,408**	**1,636**	**1,386**	**(9,032)**	**(21,441)**	**14,957**
Net (income) loss attributable to noncontrolling interests:						
Investment entities	55	-	59	184	-	298
Operating Partnership	-	-	-	-	(347)	(347)
Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders	**$ 42,463**	**$ 1,636**	**$ 1,445**	**$ (8,848)**	**$ (21,788)**	**$ 14,908**

19

VII. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS On February 1, 2019, all Class B-3 common stock converted to Class A common stock (the “common stock”). As of May 6 2019, the Company had approximately 128.5 million shares of common stock outstanding and the Company’s operating partnership had approximately 3.1 million operating partnership units (“OP units”) outstanding held by members other than the Company or its subsidiaries. As of As of March 31, 2019 December 31, 2018 Class A common stock 128,513,280 83,410,376 Class B-3 common stock - 44,399,444 OP units 3,0 75,623 3,075,623 Total common stock and OP units outstanding 131,588,903 130,885,443 20 20VII. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS On February 1, 2019, all Class B-3 common stock converted to Class A common stock (the “common stock”). As of May 6 2019, the Company had approximately 128.5 million shares of common stock outstanding and the Company’s operating partnership had approximately 3.1 million operating partnership units (“OP units”) outstanding held by members other than the Company or its subsidiaries. As of As of March 31, 2019 December 31, 2018 Class A common stock 128,513,280 83,410,376 Class B-3 common stock - 44,399,444 OP units 3,0 75,623 3,075,623 Total common stock and OP units outstanding 131,588,903 130,885,443 20 20

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION ($ and shares in thousands, except per share data; as of March 31, 2019) (Unaudited) Reconciliation of GAAP total assets to CLNC share of total assets As of March 31, 2019 (1) (2) Consolidated NCI At CLNC share Cash and cash equivalents $ 89 ,916 $ 2,394 $ 87,522 Restricted cash 107 ,441 2,623 104,818 Loans and preferred equity held for investment, net 1,998,493 2,290 1,996,203 Real estate securities, available for sale, at fair value 239,559 - 239,559 Real estate, net 2 ,049,009 13 8,345 1,910,664 Investments in unconsolidated ventures 795,341 - 795,341 Receivables, net 55 ,948 12,772 43,176 Deferred leasing costs and intangible assets, net 150,868 6,987 143,881 Other assets 75 ,765 3,593 72,172 (3) 3 ,142,448 2,998,329 1 44,119 Mortgage loans held in securitization trusts, at fair value Total assets $ 8,704,788 $ 3,167,333 $ 5,537,455 Reconciliation of GAAP book value to undepreciated book value As of March 31, 2019 (5) Amount Per Diluted Share GAAP book value (excluding noncontrolling interests in investment entities) $ 2,744,897 $ 20.86 (4) 108,208 0.82 Accumulated depreciation and amortization Undepreciated book value $ 2,853,105 $ 21.68 (5) Total common shares and OP units outstanding 131,589 21 See footnotes in the appendix 21VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION ($ and shares in thousands, except per share data; as of March 31, 2019) (Unaudited) Reconciliation of GAAP total assets to CLNC share of total assets As of March 31, 2019 (1) (2) Consolidated NCI At CLNC share Cash and cash equivalents $ 89 ,916 $ 2,394 $ 87,522 Restricted cash 107 ,441 2,623 104,818 Loans and preferred equity held for investment, net 1,998,493 2,290 1,996,203 Real estate securities, available for sale, at fair value 239,559 - 239,559 Real estate, net 2 ,049,009 13 8,345 1,910,664 Investments in unconsolidated ventures 795,341 - 795,341 Receivables, net 55 ,948 12,772 43,176 Deferred leasing costs and intangible assets, net 150,868 6,987 143,881 Other assets 75 ,765 3,593 72,172 (3) 3 ,142,448 2,998,329 1 44,119 Mortgage loans held in securitization trusts, at fair value Total assets $ 8,704,788 $ 3,167,333 $ 5,537,455 Reconciliation of GAAP book value to undepreciated book value As of March 31, 2019 (5) Amount Per Diluted Share GAAP book value (excluding noncontrolling interests in investment entities) $ 2,744,897 $ 20.86 (4) 108,208 0.82 Accumulated depreciation and amortization Undepreciated book value $ 2,853,105 $ 21.68 (5) Total common shares and OP units outstanding 131,589 21 See footnotes in the appendix 21

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ and shares in thousands, except per share data; as of March 31, 2019 unless otherwise stated) (Unaudited) Reconciliation of GAAP net income to core earnings Three Months Ended March 31, 2019 Net income attributable to Colony Credit Real Estate, Inc. common stockholders $ 14,908 Adjustments: Net income attributable to noncontrolling interest of the Operating Partnership 347 Non-cash equity compensation expense 1,843 Transaction costs 196 Depreciation and amortization 28,017 Net unrealized loss on investments 3,180 Provision for loan losses previously adjusted for Core Earnings on loans foreclosed (35,509) Adjustments related to noncontrolling interests in investment entities (1,178) Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and $ 11,804 (1) noncontrolling interest of the Operating Partnership (2) $ 0.09 Core Earnings per share (2) 131,018 Weighted average number of common shares and OP units 22 See footnotes in the appendix 22VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ and shares in thousands, except per share data; as of March 31, 2019 unless otherwise stated) (Unaudited) Reconciliation of GAAP net income to core earnings Three Months Ended March 31, 2019 Net income attributable to Colony Credit Real Estate, Inc. common stockholders $ 14,908 Adjustments: Net income attributable to noncontrolling interest of the Operating Partnership 347 Non-cash equity compensation expense 1,843 Transaction costs 196 Depreciation and amortization 28,017 Net unrealized loss on investments 3,180 Provision for loan losses previously adjusted for Core Earnings on loans foreclosed (35,509) Adjustments related to noncontrolling interests in investment entities (1,178) Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and $ 11,804 (1) noncontrolling interest of the Operating Partnership (2) $ 0.09 Core Earnings per share (2) 131,018 Weighted average number of common shares and OP units 22 See footnotes in the appendix 22

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Colony Credit REAL ESTATE

($ in thousands; as of March 31, 2019 unless otherwise stated) (Unaudited)

Reconciliation of segment GAAP net income to core earnings

	Three Months Ended March 31, 2019					
	Loan portfolio	CRE debt securities	Net lease real estate	Other	Corporate	Total
Net income attributable to Colony Credit Real Estate, Inc. common stockholders	$ 42,463	$ 1,636	$ 1,445	$ (8,848)	$ (21,788)	$ 14,908
Adjustments:						
Net income attributable to noncontrolling interest of the Operating Partnership	-	-	-	-	347	347
Non-cash equity compensation expense	-	-	-	-	1,843	1,843
Transaction costs	-	-	-	-	196	196
Depreciation and amortization	686	-	13,368	13,963	-	28,017
Net unrealized loss on investments	-	3,404	(224)	-	-	3,180
Provision for loan losses previously adjusted for Core Earnings on loans foreclosed	(35,509)	-	-	-	-	(35,509)
Adjustments related to noncontrolling interests in investment entities	-	-	(274)	(904)	-	(1,178)
Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership[1]	$ 7,640	$ 5,040	$ 14,315	$ 4,211	$ (19,402)	$ 11,804
Core Earnings per share[2]	$ 0.06	$ 0.04	$ 0.11	$ 0.03	$ (0.15)	$ 0.09

23

See footnotes in the appendix

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of March 31, 2019) (Unaudited) Reconciliation of GAAP net income/(loss) to NOI/EBITDA Three Months Ended March 31, 2019 Net lease Other real estate real estate Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ 1,445 $ (5,274) Adjustments: Net income (loss) attributable to noncontrolling interests in investment entities (59) (183) Amortization of above- and below-market lease intangibles (90) (540) Interest expense on real estate 9,245 4,362 Transaction, investment and servicing expense 46 183 Depreciation and amortization 13,250 14,412 Administrative expense 58 26 Other gain on investments, net (223) - Other income - (2) Income tax (benefit) expense (2,830) 500 NOI/EBITDA attributable to noncontrolling interest in investment entities (303) (963) Total NOI/EBITDA, at share $ 20,540 $ 12,521 24 24VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of March 31, 2019) (Unaudited) Reconciliation of GAAP net income/(loss) to NOI/EBITDA Three Months Ended March 31, 2019 Net lease Other real estate real estate Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ 1,445 $ (5,274) Adjustments: Net income (loss) attributable to noncontrolling interests in investment entities (59) (183) Amortization of above- and below-market lease intangibles (90) (540) Interest expense on real estate 9,245 4,362 Transaction, investment and servicing expense 46 183 Depreciation and amortization 13,250 14,412 Administrative expense 58 26 Other gain on investments, net (223) - Other income - (2) Income tax (benefit) expense (2,830) 500 NOI/EBITDA attributable to noncontrolling interest in investment entities (303) (963) Total NOI/EBITDA, at share $ 20,540 $ 12,521 24 24

VII. APPENDIX – FOOTNOTES Page 6 1. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million Page 7 1. Represents CLNC share as of March 31, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized dividend of $1.74 and CLNC closing stock price of $15.85 as of May 6, 2019 3. Debt-to-asset ratio based on total outstanding secured debt agreements at CLNC share divided by total assets at CLNC share as of March 31, 2019 4. Represents CLNC’s share of total outstanding secured debt agreements less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of March 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 5. Based on carrying values at CLNC share as of March 31, 2019 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests 6. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 7. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 8. Other includes one collateral asset based in Latin America 9. Preferred equity balances include $55.9 million of carrying value at CLNC share related to equity participation interests 10. Includes securitization assets which are presented net of the impact from consolidation 11. Net lease real estate and other real estate includes deferred leasing costs and other intangible assets and excludes the impact of accumulated depreciation and amortization Page 8 1. Represents carrying values at CLNC share as of March 31, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of March 31, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other includes one collateral asset based in Latin America Page 9 1. Represents carrying values at CLNC share as of March 31, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2019 6. Preferred equity balances include $55.9 million of carrying value at CLNC share related to equity participation interests Page 10 1. Represents principal amounts and carrying values at CLNC share as of March 31, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Investment count represents total number of tranches acquired; three total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of March 31, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of March 31, 2019 6. Based on carrying values at CLNC share as of March 31, 2019 25 25VII. APPENDIX – FOOTNOTES Page 6 1. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million Page 7 1. Represents CLNC share as of March 31, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized dividend of $1.74 and CLNC closing stock price of $15.85 as of May 6, 2019 3. Debt-to-asset ratio based on total outstanding secured debt agreements at CLNC share divided by total assets at CLNC share as of March 31, 2019 4. Represents CLNC’s share of total outstanding secured debt agreements less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of March 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 5. Based on carrying values at CLNC share as of March 31, 2019 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests 6. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 7. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 8. Other includes one collateral asset based in Latin America 9. Preferred equity balances include $55.9 million of carrying value at CLNC share related to equity participation interests 10. Includes securitization assets which are presented net of the impact from consolidation 11. Net lease real estate and other real estate includes deferred leasing costs and other intangible assets and excludes the impact of accumulated depreciation and amortization Page 8 1. Represents carrying values at CLNC share as of March 31, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of March 31, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other includes one collateral asset based in Latin America Page 9 1. Represents carrying values at CLNC share as of March 31, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2019 6. Preferred equity balances include $55.9 million of carrying value at CLNC share related to equity participation interests Page 10 1. Represents principal amounts and carrying values at CLNC share as of March 31, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Investment count represents total number of tranches acquired; three total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of March 31, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of March 31, 2019 6. Based on carrying values at CLNC share as of March 31, 2019 25 25

VII. APPENDIX – FOOTNOTES (CONT’D) Page 11 1. Represents undepreciated carrying values at CLNC share as of March 31, 2019 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Represents reported NOI for the first quarter 2019 at CLNC share and includes approximately $1.2 million of straight-line rent 4. Annualized NOI is calculated by annualizing reported NOI for the first quarter 2019 at CLNC share and includes approximately $4.9 million of straight-line rent 5. Represents the percent leased as of March 31, 2019 and is weighted by undepreciated carrying value at CLNC share as of March 31, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019 7. Based on undepreciated carrying values at CLNC share as of March 31, 2019 Page 12 1. Represents undepreciated carrying values at CLNC share as of March 31, 2019 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Represents reported NOI/EBITDA for the first quarter 2019 at CLNC share and includes approximately $0.5 million of straight-line rent 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the first quarter 2019 at CLNC share and includes approximately $1.9 million of straight-line rent 5. Represents the percent leased as of March 31, 2019 except for hotel assets which reflects the average occupancy for the first quarter 2019. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on undepreciated carrying values at CLNC share as of March 31, 2019 Page 13 1. Represents unpaid principal balance (“UPB”) at CLNC share as of March 31, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of March 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of March 31, 2019 4. Outstanding debt based on unpaid principal balance at CLNC share as of March 31, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of March 31, 2019 Page 14 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of March 31, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 4. Represents unpaid principal balance at CLNC share as of March 31, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods Page 21 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes 4. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 5. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of March 31, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million 26 26VII. APPENDIX – FOOTNOTES (CONT’D) Page 11 1. Represents undepreciated carrying values at CLNC share as of March 31, 2019 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Represents reported NOI for the first quarter 2019 at CLNC share and includes approximately $1.2 million of straight-line rent 4. Annualized NOI is calculated by annualizing reported NOI for the first quarter 2019 at CLNC share and includes approximately $4.9 million of straight-line rent 5. Represents the percent leased as of March 31, 2019 and is weighted by undepreciated carrying value at CLNC share as of March 31, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019 7. Based on undepreciated carrying values at CLNC share as of March 31, 2019 Page 12 1. Represents undepreciated carrying values at CLNC share as of March 31, 2019 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2019 3. Represents reported NOI/EBITDA for the first quarter 2019 at CLNC share and includes approximately $0.5 million of straight-line rent 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the first quarter 2019 at CLNC share and includes approximately $1.9 million of straight-line rent 5. Represents the percent leased as of March 31, 2019 except for hotel assets which reflects the average occupancy for the first quarter 2019. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of March 31, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on undepreciated carrying values at CLNC share as of March 31, 2019 Page 13 1. Represents unpaid principal balance (“UPB”) at CLNC share as of March 31, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of March 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of March 31, 2019 4. Outstanding debt based on unpaid principal balance at CLNC share as of March 31, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of March 31, 2019 Page 14 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of March 31, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of March 31, 2019 for W.A. calculations 4. Represents unpaid principal balance at CLNC share as of March 31, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods Page 21 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes 4. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 5. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of March 31, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million 26 26

VII. APPENDIX – FOOTNOTES (CONT’D) Page 22 1. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 2. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million Page 23 1. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 2. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million 27 27VII. APPENDIX – FOOTNOTES (CONT’D) Page 22 1. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 2. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million Page 23 1. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 2. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the first quarter 2019, the weighted average number of common shares and OP units was approximately 131.0 million 27 27

ColonyCredit REAL ESTATE

VII. COMPANY INFORMATION

Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that intends to elect to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending December 31, 2019. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

Shareholder information

Headquarters:
Los Angeles
515 South Flower Street
44th Floor
Los Angeles, CA 90071
310-282-8220

Stock & Transfer Agent:
American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

Company Website:
www.clncredit.com

NYSE Ticker:
CLNC

Press & Media:
Owen Blicksilver P.R., Inc.
Caroline Luz
203-656-2829
caroline@blicksilverpr.com

Investor Relations:
ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

Analyst Coverage:
Raymond James
Stephen Laws
901-579-4868

28